         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
     [ ]  Confidential, for Use of Commission
          Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-11(c) or Section 241.14a-12

     International Shipholding Corporation
__________________________________________________
(Name of Registrant as Specified In Its Charter)

__________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     1)    Title of each class of securities to which
           transaction applies:
           __________________________________________________

     2)    Aggregate number of securities to which transaction
           applies:
           ___________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ___________________________________________________

     4)    Proposed maximum aggregate value of transaction:
           ___________________________________________________

     5)    Total fee paid:
           ___________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rules 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:
           ______________________________

     2)    Form, Schedule or Registration
           Statement No.:
           ______________________________

     3)    Filing Party:
           ______________________________

     4)    Date Filed:
           ______________________________

 INTERNATIONAL SHIPHOLDING CORPORATION
               17TH FLOOR
             POYDRAS CENTER
           650 POYDRAS STREET
      NEW ORLEANS, LOUISIANA 70130

         ________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
         ________________________

TO COMMON STOCKHOLDERS OF INTERNATIONAL
SHIPHOLDING CORPORATION:

      The annual meeting of stockholders
of International Shipholding Corporation
will  be  held  in  the Executive  Board
Room,  17th  Floor, Poydras Center,  650
Poydras  Street, New Orleans, Louisiana,
on  Wednesday, April 19,  1995  at  2:00
p.m.,   New   Orleans  time,   for   the
following purposes:

     (i)     to  elect a board  of  nine
     directors to serve until  the  next
     annual meeting of stockholders  and
     until  their successors are elected
     and qualified;

     (ii)   to ratify the appointment of
     Arthur  Andersen &  Co.,  certified
     public  accountants, as independent
     auditors  for  the Corporation  for
     the fiscal year ending December 31,
     1995;

     (iii)    to  transact  such   other
     business   as  may  properly   come
     before    the   meeting   or    any
     adjournment thereof.

      Only common stockholders of record
at the close of business on March 1, 1995, are entitled to notice of and to vote at the annual meeting.

       All  stockholders  are  cordially
invited to attend the meeting in person.
However, if you are unable to attend in person and wish to have your stock voted, PLEASE FILL IN, SIGN AND DATE THE
ENCLOSED  PROXY  AND RETURN  IT  IN  THE
ACCOMPANYING  ENVELOPE  AS  PROMPTLY  AS
POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of International Shipholding Corporation at any time prior to the voting thereof.

      By  Order of the Board of Directors
                       GEORGE DENEGRE
                       Secretary

New Orleans, Louisiana
March 13, 1995

  INTERNATIONAL SHIPHOLDING CORPORATION
                17TH FLOOR
              POYDRAS CENTER
            650 POYDRAS STREET
          NEW ORLEANS, LOUSIANA
         ________________________

              PROXY STATEMENT
         ________________________


      This  Proxy Statement is furnished
to    stockholders   of    International
Shipholding       Corporation       (the
"Corporation")  in connection  with  the
solicitation on behalf of the  Board  of
Directors  of  proxies for  use  at  the
annual  meeting of stockholders  of  the
Corporation  to  be held  on  Wednesday,
April  19,  1995,  at  2:00  p.m.,   New
Orleans  time,  in the  Executive  Board
Room,  17th  Floor, Poydras Center,  650
Poydras  Street, New Orleans, Louisiana.
The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is March 13, 1995.

      Only  holders  of  record  of  the
Corporation's Common Stock at the  close
of   business  on  March  1,  1995,  are
entitled to notice of and to vote at the
meeting.   On that date, the Corporation
had  outstanding  5,346,611  shares   of
Common Stock, each of which is entitled to one vote.

      The  enclosed proxy may be revoked
by  the stockholder at any time prior to
the  exercise thereof by filing with the
Secretary  of the Corporation a  written
revocation   or   duly  executed   proxy
bearing a later date. The proxy will be deemed revoked if the stockholder is present at the annual meeting and elects to vote in person.

      The cost of soliciting proxies  in
the  enclosed form will be borne by  the
Corporation.  In addition to the use  of
the  mails, proxies may be solicited  by
personal   interview,   telephone    and
telegraph;  and banks, brokerage  houses
and  other  institutions,  nominees  and
fiduciaries will be requested to forward
the   soliciting   material   to   their
principals  and to obtain  authorization
for   the  execution  of  proxies.   The
Corporation    will,    upon    request,
reimburse   such   parties   for   their
expenses    incurred    in    connection
therewith.

         PRINCIPAL STOCKHOLDERS

     The following persons were known by
the Corporation to own beneficially more
than  five  percent of its Common  Stock
(the only outstanding voting security of
the  Corporation) as of  March  1,  1995
unless    otherwise   indicated.     The
information  set forth  below  has  been
determined in accordance with Rule 13d-3
under  the  Securities Exchange  Act  of
1934 based upon information furnished by
the  persons  listed.  Unless  otherwise
indicated,   all   shares    shown    as
beneficially owned are held with sole voting and investment power.



                                  Amount and
                                  Nature of            Percent
                                  Beneficial              of
Name and Address                  Ownership             Class
________________                  ___________           ______
Niels  W.  Johnsen (1)              826,576 (2)         15.46%
     (Chairman of the Board of
      the Corporation)
     One Whitehall Street
     New York, New York 10004

Erik F. Johnsen (1)                 673,043 (3)         12.59%
     (President and Director of
      the Corporation)
     650 Poydras Street
     New Orleans, Louisiana 70130

FMR Corp                            520,100 (4)         9.73%
     82 Devonshire Street
     Boston, Massachusetts 02109

David L. Babson & Co., Inc.         337,125 (5)         6.31%
     One Memorial Drive
     Cambridge, Massachusetts 02142-1300

Ryback  Management  Corporation     270,500 (6)         5.06%
     7711 Carondelet Avenue
     St. Louis, Missouri 63105

Dimensional Fund Advisors, Inc      267,225 (7)         5.00%
     1299 Ocean Avenue
     Santa Monica, California 90401

_____

(1)  Niels   W.  Johnsen  and  Erik   F.
     Johnsen are brothers.

(2)  Includes 179,698 shares owned by  a
     corporation of which Mr. Johnsen is
     a  controlling  shareholder.   Also
     includes 150,000 shares held  in  a
     Grantor  Retained Annuity Trust  of
     which  Niels W. Johnsen  is  income
     and principal beneficiary.

(3)  Includes  195,570  shares  held  as
     Agent  and  Attorney-in-Fact   with
     full rights of voting, disposition,
     or  otherwise  for the  benefit  of
     Erik  F. Johnsen's children.   Also
     includes 5,500 shares owned by  Mr.
     Johnsen's wife.

(4)  Based  on information contained  in
     joint filing on Schedule 13G as  of
     December  31, 1994 for  FMR  Corp.,
     Edward   C.  Johnson  3d,  Fidelity
     Management  & Research Company  and
     Fidelity Capital Appreciation Fund.
     Edward  C. Johnson 3d, Chairman  of
     FMR  Corp., various Johnson  family
     members   and  trusts   for   their
     benefit  form  a controlling  group
     with  respect  to  FMR  Corp.   FMR
     Corp.    through  its  control   of
     Fidelity   Management  &   Research
     Company,      ("Fidelity"),      an
     investment  adviser,  Mr.  Johnson,
     and  the  Fidelity funds  each  has
     sole   power  to  dispose  of   the
     501,000 shares owned by the  funds.
     Neither FMR Corp., nor Mr. Johnson,
     has  sole power with respect to the
     shares owned by the Fidelity funds,
     which power resides with the funds'
     Boards
     of   Trustees.    Fidelity
     International      Limited,      an
     investment   adviser   to   various
     investment  companies,  FMR  Corp.,
     through  its  control of  Fidelity,
     and   Fidelity   American   Special
     Situations  Trust,  a  unit   trust
     established  under  the   laws   of
     England,   has  sole   voting   and
     investment  power with  respect  to
     19,100 shares.

(5)  Based  on information contained  in
     Schedule  13G  as of  December  31,
     1994.     Includes  224,925  shares
     beneficially owned with sole voting
     power     and    112,200     shares
     beneficially  owned   with   shared
     power  to  vote.  Sole  dispositive
     power reported with respect to  all
     337,125 shares.

(6)  Based  on information contained  in
     Schedule  13G  as of  December  31,
     1994.        Ryback      Management
     Corporation, an investment adviser,
     is  the beneficial owner of 270,500
     shares    or    5.06%    of     the
     Corporation's  Common  Stock  as  a
     result  of  acting as an investment
     adviser  to Lindner Fund, Inc.,  an
     investment  company,  that   claims
     beneficial  ownership to  the  same
     270,500 shares.

(7)  Based  on information contained  in
     Schedule  13G  as of  December  31,
     1994.   Dimensional  Fund  Advisors
     Inc.  ("Dimensional"), a registered
     investment  advisor, is  deemed  to
     have   beneficial   ownership    of
     267,225 shares of the Corporation's
     Common  Stock, all of which  shares
     are   held  in  portfolios  of  DFA
     Investment Dimensions Group Inc., a
     registered    open-end   investment
     company,  or in series of  the  DFA
     Investment    Trust   Company,    a
     Delaware business trust, or the DFA
     Group  Trust  and DFA Participation
     Group  Trust,  investment  vehicles
     for   qualified  employee   benefit
     plans,  all  of  which  Dimensional
     Fund   Advisors  Inc.   serves   as
     investment      manager.       Sole
     dispositive  power  reported   with
     respect   to  all  267,225  shares.
     Sole  voting  power  reported  with
     respect to 242,525 shares with  the
     additional  24,700 shares voted  by
     persons   who   are   officers   of
     Dimensional.  Dimensional disclaims
     beneficial  ownership of  all  such
     shares.

      As  of  March  1, 1995,  Niels  W.
Johnsen  and  Erik F. Johnsen  were  the
beneficial   owners  of   a   total   of
1,499,619   shares   (28.05%)   of   the
Corporation's Common Stock, and, to  the
extent  they act together, they  may  be
deemed   to   be  in  control   of   the
Corporation.

           ELECTION OF DIRECTORS

      The  by-laws  of  the  Corporation
authorize the Board of Directors to  fix
the   size   of  the  Board.    Pursuant
thereto,  the  Board  of  Directors  has
fixed  the number of directors  at  nine
and  proxies  cannot  be  voted  for   a
greater   number  of  persons.    Unless
authority  to vote for the  election  of
directors is withheld, the persons named
in  the enclosed proxy will vote for the
election  of  the  nine  nominees  named
below  to  serve until the  next  annual
meeting  and until their successors  are
duly  elected  and  qualified.   In  the
unanticipated event that any of the nominees cannot be a candidate at the annual meeting, the shares represented by the proxies will be voted in favor of such replacement nominees as may be designated by the Board of Directors.

      The  following  table  sets  forth
certain information as of March 1, 1995,
concerning the nominees, all of whom are
now  serving  a  one  year  term  as   a
director,   and   all   directors    and
executive officers as a group, including
their beneficial ownership of shares  of
each  class of equity securities of  the
Corporation as determined in  accordance
with  Rule  13d-3 under  the  Securities
Exchange  Act of 1934.  Unless otherwise
indicated,  (i)  each nominee  has  been
engaged   in  the  principal  occupation
shown  for more than the past five years
and    (ii)   the   shares     of    the
Corporation's  Common  Stock  shown   as
being  beneficially owned are held  with
sole voting and investment power.  Niels
W.  Johnsen,  Erik F. Johnsen,  Laurance
Eustis, Raymond V. O'Brien and Harold S.
Grehan, Jr. each first became a director
of  the Corporation in early 1979,  when
the  Corporation was formed.   Niels  M.
Johnsen   and  Edwin  Lupberger   became
directors in 1988. Edward K. Trowbridge and Erik L. Johnsen became directors in 1994.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR EACH OF THE NOMINEES NAMED BELOW.


                                               Shares of
   Name, Age, Principal                      Common Stock      Percent
Occupation and Directorship                  Beneficially         of
in Other Public Corporations                     Owned          Class
____________________________                 _____________      _______
Niels W. Johnsen, 72 (1)(2)                  826,576 (10)       15.46%
    Chairman of the Board of the Corporation;
    director and trustee, Atlantic Mutual
    Companies, insurance; director, Reserve
    Fund, Inc., a money market fund

Erik F. Johnsen, 69 (2)(3)                   673,043 (11)       12.59%
    President of the Corporation; director,
    First Commerce Corporation, a bank
    holding company

Laurance Eustis, 81                           18,750 (12)         .35%
    Chairman of the Board of Eustis
    Insurance, Inc., mortgage banking and
    general insurance; director, First
    Commerce Corporation, a bank holding
    company; director, Pan American Life
    Insurance Company

Raymond V. O'Brien, Jr., 67 (4)                4,750             .09%
   Director, Emigrant Savings Bank, New York

Harold S. Grehan, Jr., 67 (5)                 89,682 (13)       1.68%
    Vice President of the Corporation

Niels M. Johnsen, 49 (2)(6)                  372,269 (14)       6.96%
    Vice President of the Corporation

Edwin Lupberger, 58 (7)                        1,000             .02%
    Chairman of the Board, Chief Executive
    Officer and Director of Entergy
    Corporation ("Entergy") and its
    subsidiaries; director, First Commerce
    Corporation, a bank holding company

Edward K. Trowbridge, 66 (8)                     500 (15)        .01%

Erik L. Johnsen, 37 (2)(9)                    49,727 (16)        .93%
    Vice President of the Corporation

All executive officers and directors
as a group (11 persons)                    1,679,086 (17)      31.40%

_________

(1)Niels   W.  Johnsen  has  served   as
   Chairman and Chief Executive  Officer
   of    the   Corporation   since   its
   formation  in 1979 and  is  also  the
   Chairman and Chief Executive  Officer
   of    each   of   the   Corporation's
   principal subsidiaries.  He  was  one
   of   the  founders  of  Central  Gulf
   Lines, Inc. ("Central Gulf"), one  of
   the      Corporation's      principal
   subsidiaries in 1947.

(2)Niels  W. Johnsen and Erik F. Johnsen
   are  brothers.  Niels M.  Johnsen  is
   the  son  of Niels W. Johnsen.   Erik
   L.  Johnsen  is the son  of  Erik  F.
   Johnsen.

(3)Erik  F.  Johnsen has been President,
   Chief   Operating   Officer   and   a
   director  of  the  Corporation  since
   its  formation in 1979  and  is  also
   President    and   Chief    Operating
   Officer  of each of the Corporation's
   principal    subsidiaries,     except
   Waterman  Steamship  Corporation  for
   which  he serves as Chairman  of  the
   Executive Committee.  He was  one  of
   the  founders  of  Central  Gulf   in
   1947.

(4)Mr.  O'Brien  served as  Chairman  of
   the   Board   and   Chief   Executive
   Officer of the Emigrant Savings  Bank
   from  January, 1978 through December,
   1992.

(5)Mr.   Grehan  has  served   as   Vice
   President   and   director   of   the
   Corporation  since its  formation  in
   1979.

(6)Niels M. Johnsen joined Central Gulf in 1970 and held various positions before being named Vice President in 1986.

(7)Mr.  Lupberger has been the  Chairman
   of   the   Board,   Chief   Executive
   Officer   and  Director  of   Entergy
   since December, 1985.

(8)Mr. Trowbridge served as Chairman  of
   the   Board   and   Chief   Executive
   Officer  of Atlantic Mutual Companies
   from  July,  1988  through  November,
   1993.   He  served as  President  and
   Chief   Operating  Officer   of   the
   Atlantic  Mutual Companies from  1985
   until 1988.

(9)Erik  L. Johnsen joined Central  Gulf
   in  1979  and held various  positions
   before being named Vice President  in
   1987.

(10)Includes  179,698 shares  owned
   by  a  corporation of which Niels  W.
   Johnsen     is     the    controlling
   shareholder.   Also includes  150,000
   shares   held  in  Grantor   Retained
   Annuity  Trust  of  which  Niels   W.
   Johnsen   is  income  and   principal
   beneficiary.

(11)Includes 195,570 shares held as
   Agent and Attorney-in-Fact with  full
   rights  of  voting,  disposition,  or
   otherwise for the benefit of Erik  F.
   Johnsen's   children.   Mr.   Johnsen
   disclaims  beneficial  ownership   of
   such  shares.   Also  includes  5,500
   shares  owned  by Erik  F.  Johnsen's
   wife.

(12)Total  shares in the amount  of
   18,750  held in trust for Mr.  Eustis
   and  wife.   Mr.  Eustis  is  trustee
   with   full  voting  and  dispository
   power.

(13)Includes  200 shares  owned  by
   Mr.  Grehan's  wife  over  which   he
   claims no beneficial interest.

(14)Includes 2,375 shares  held  in
   trust    for   Niels   M.   Johnsen's
   daughter  of which he is  a  trustee.
   Also  includes 179,698  shares  owned
   by   a   corporation  of  which   Mr.
   Johnsen  is  a  Vice  President   and
   Director and 150,000 shares  held  as
   Co-trustee  under  Grantor   Retained
   Annuity   Trust   referred   to    in
   footnote 10.  Includes 15,000  shares
   held   by   the  Niels   W.   Johnsen
   Foundation of which Niels M.  Johnsen
   is director.

(15)Shares owned jointly with wife.

(16)Includes 28,017 shares held  by
   Erik   F.   Johnsen  as   Agent   and
   Attorney-in-Fact for benefit of  Erik
   L.  Johnsen, referred to in  footnote
   11   above.    Also  includes   3,600
   shares  held  in trust  for  Erik  L.
   Johnsen's two sons of which he  is  a
   trustee.

(17)Includes  ten shares  owned  by
   Gary L. Ferguson, Vice President  and
   Chief  Financial  Officer,  the  only
   executive   named  in  the   "Summary
   Compensation   Table"   whose   share
   ownership  is not otherwise presented
   above.

     During 1994, the Board of Directors
of  the  Corporation held five meetings.
Each non-officer director receives fees of $15,000 per year plus $750 for each meeting of the Board or a committee thereof attended. The committee meeting fee is reduced to $375 if the committee meeting is held on the same day as a Board meeting.

     The Board of Directors has an audit
committee   on  which  Messrs.   Eustis,
O'Brien, Trowbridge and Lupberger serve.
The    audit   committee   has   general
responsibility for meeting from time  to
time   with   representatives   of   the
Corporation's  independent  auditors  in
order  to  obtain an assessment  of  the
financial   position  and   results   of
operations of the Corporation and report to the Board with respect thereto. The committee met once in 1994.

         EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

      The following table sets forth for
the  fiscal  years  ended  December  31,
1992,  1993  and  1994 the  compensation
paid by the Corporation with respect  to
the Chief Executive Officer and the four
most    highly   compensated   executive
officers whose annual salary and bonus exceeded an aggregate of $100,000 for fiscal year 1994:




              SUMMARY COMPENSATION TABLE


    Name and                                              All Other
Principal Position           Year    Salary   Bonus(1)   Compensation
__________________           ____    ______   ________   _____________
Niels W. Johnsen, Chairman
   of the Board of the
    Corporation              1994  $ 330,000  $ 99,000     $ 31,344(2)
                             1993    330,000    86,625       17,245(2)
                             1992    330,000    24,750       16,576(2)

Erik F. Johnsen, President
    of  the  Corporation     1994    330,000    99,000       17,132(3)
                             1993    330,000    86,625        8,295(3)
                             1992    330,000    24,750        6,114(3)

Niels M. Johnsen, Vice
   President of the
   Corporation               1994    135,000    43,500          500(4)
                             1993    123,400    34,125          500(4)
                             1992    112,500     8,438          500(4)

Harold S. Grehan, Vice
   President of the
   Corporation               1994    124,500    41,100            0
                             1993    118,125    31,500            0
                             1992    115,000     8,625            0

Gary L. Ferguson, Vice
   President and Chief
   Financial Officer of the
       Corporation           1994    121,667    37,500         500(4)
                             1993    116,250    31,500         500(4)
                             1992    110,000     8,250         500(4)

__________

(1)Represents  cash bonuses earned  with
   respect  to services rendered  during
   the  year indicated, 50% of which  is
   paid  in the following year  and  25%
   of  which is paid in each of the next
   two years.

(2)The   Corporation  has  an  agreement
   with  Niels  W. Johnsen  whereby  his
   estate  will  be  paid  approximately
   $822,000  upon  his death.   To  fund
   this  death  benefit, the Corporation
   has  acquired a life insurance policy
   at   a   cost  of  $31,344  in  1994,
   $17,245 in 1993 and $16,576 in 1992.

(3)The   Corporation  has  an  agreement
   with  Erik  F.  Johnsen  whereby  his
   estate  will  be  paid  approximately
   $626,000  upon  his death.   To  fund
   this  death  benefit, the Corporation
   has  acquired a life insurance policy
   at   a   cost  of  $17,132  in  1994,
   $8,295 in 1993 and $6,114 in 1992.

(4)Consists  of  contributions  made  by
   the  Corporation to its  401(k)  plan
   on behalf of the employee.



PENSION PLAN

      The  Corporation has in  effect  a
defined  benefit pension plan, in  which
all employees of the Corporation and its
domestic   subsidiaries  who   are   not
covered  by  union sponsored  plans  may
participate  after one year of  service.
Computation  of benefits  payable  under
the  plan is based on  years
of service and  the  employee's highest
sixty  (60) consecutive   months  of
compensation, which is defined as a
participant's base salary plus overtime,
excluding incentive pay, bonuses or
other  extra compensation,  in  whatever
form.  The following  table reflects the
estimated annual   retirement  benefits
(assuming payment  in the form of a
straight  life annuity) an executive
officer can expect to  receive upon
retirement at age 65 under  the plan,
assuming the years of service and
compensation levels indicated below:

                    Years of Service

_________________________________________________
Earnings     15       20         25     30 or more
________  _______   _______   _______   __________
$100,000  $22,223   $29,630   $37,038      $44,446
$150,000   34,598    46,130    57,663       69,196
$200,000   46,973    62,630    78,288       93,946
$250,000   59,348    79,130    98,913      118,696
$300,000   71,723    95,630   119,538      143,446
$350,000   84,098   112,130   140,163      168,196


This  table  does not reflect  the  fact
that   the  benefit  provided   by   the
Retirement Plan's formula is subject  to
certain  constraints under the  Internal
Revenue  Code.   For 1995,  the  maximum
annual  benefit  generally  is  $120,000
under  Code  Section 415.   Furthermore,
under   Code  Section  401(a)(17),   the
maximum annual compensation that may  be
reflected  in  1995 is $150,000.   These
dollar limits are subject to cost of living increases in future years.

      Each  of the individuals named  in
the Summary Compensation Table set forth above is a participant in the plan and, for purposes of the plan, was credited during 1994 with the salary shown next to his name in such table. At December
31,  1994, such individuals had 47,  42,
23, 36 and 26 credited years of service, respectively, under the plan. The plan benefits shown in the above table are not subject to deduction or offset by Social Security benefits.



 BOARD OF DIRECTORS REPORT ON EXECUTIVE
              COMPENSATION

      Decisions on compensation  of  the
Corporation's  executive  officers   are
made   by   the   Board  of   Directors.
Pursuant  to  rules established  by  the
Securities and Exchange Commission,  set
forth below is a report submitted by the
Board   addressing   the   Corporation's
executive   compensation  policies   for
1994.

        The    Corporation's   executive
compensation  structure is comprised  of
salaries  and annual cash bonuses.   The
salaries of Messrs. Niels W. and Erik F.
Johnsen,  Chairman  of  the  Board   and
President,  respectively,  were  set  at
$330,000 by the Board in 1990 and have not been increased. The Board delegates to Niels W. and Erik F. Johnsen the power to set the salaries of the other executive officers.

       The   Board   believes   that   a
significant    portion   of    executive
compensation should be tied to corporate
performance.   The Board  also  believes
that  the efforts of individual officers
and  employees can have a direct  impact
on  the  ability  of the Corporation  to
reduce    and   control   general    and
administrative expenses.   The  Officers
Bonus  Plan  for 1994 (the "1994  Plan")
adopted by the Board was made up of  two
components, one based on the achievement
of   certain   profit  levels   by   the
Corporation  and  the  other  based   on
reductions    in    the    Corporation's
administrative  and  general   expenses.
The 1994 Plan offered an opportunity for
all  officers  to  earn  incentive  cash
bonuses  of  up  to 30% of  salary.   An
officer  had an opportunity  to  earn  a
cash bonus of between 3.75% and 22.5% of
salary   if  certain  corporate   profit
targets were reached.  An officer  could
earn  a cash bonus of between 1.25%  and
7.5%  of  salary  if administrative  and
general expenses were reduced to certain
levels.   The
maximum profit target  and
targeted  reduction  in  expenses   were
reached and, accordingly, each executive officer earned a cash bonus equal to 30% of salary.

     In order to encourage the executive
officers  to  remain  employed  by   the
Corporation, one-half of the 1994  bonus
was paid in early 1995 and the remaining
portion  will be paid one-half in  early
1996  and  one-half  in  1997,  if   the
officer   remains   employed   by    the
Corporation  on  the  date  of  payment.
Future bonus payments are not forfeited,
however, if employment terminates as the
result of eligible retirement, death  or
curtailment   of   operations   of   the
Corporation.

       Since  each  executive  officer's
annual   compensation  is  substantially
less than $1 million, the Board does not
believe that any action is necessary  in
order   to  ensure  that  all  executive
compensation   will   continue   to   be
deductible by the Corporation under the Omnibus Budget Reconciliation Act of
1993.



    Submitted by the Board of Directors

Niels W. Johnsen        Erik F. Johnsen

Laurance Eustis         Raymond V. O'Brien, Jr.

Harold S. Grehan, Jr.   Niels M. Johnsen

Edwin Lupberger         Edward K. Trowbridge

Erik L. Johnsen

      BOARD OF DIRECTOR INTERLOCKS,
  INSIDER PARTICIPATION IN COMPENSATION
                DECISIONS
         AND CERTAIN TRANSACTIONS



     Decisions as to the compensation of
the    executive   officers    of    the
Corporation  are made by  the  Board  of
Directors.  Five of the nine members  of
the  Board,  Messrs. Niels  W.  Johnsen,
Erik  F. Johnsen, Harold S. Grehan, Jr.,
Niels M. Johnsen and Erik L. Johnsen are
executive  officers of  the  Corporation
and  participated in decisions as to the
1994  Officer Bonus Plan.  Decisions  on
salary  increases for executive officers
other than themselves were made by Niels
W.  Johnsen  and  Erik F.  Johnsen.   No
executive officer of the Corporation served during the last fiscal year as a director, or member of the compensation committee, of another entity, one of whose executive officers served as a director of the Corporation.

       Furnished  below  is  information
regarding certain transactions in  which
officers    and   directors    of    the
Corporation had an interest during 1994.

      The  law  firm  of Jones,  Walker,
Waechter, Poitevent, Carrere and Denegre
has  represented  the Corporation  since
its  inception.  A son of the  President
of the Corporation has been a partner in
the  firm since 1992.  Fees paid to  the
firm for legal services rendered to  the
Corporation during 1994 were $1,525,000.
The   Corporation  believes  that  these
transactions are on terms  at  least  as
favorable to the Corporation as could be
obtained    from   unaffiliated    third
parties.

PERFORMANCE GRAPH

      The  following  performance  graph
compares   the   performance   of    the
Corporation's Common Stock to the S &  P
500  Index and to an Industry Peer Group
published  by  Value Line,  Inc.  (which
includes   OMI   Corporation,   Overseas
Shipholding  Group,  American  President
Lines,  Stolt  Tankers,  Sea  Containers
Limited  and Alexander and Baldwin)  for
the   Corporation's  last  five   fiscal
years.

         COMPARISON OF FIVE-YEAR
        CUMULATIVE TOTAL RETURN*
International Shipholding, Standard &
Poors 500 and Value Line Maritime Index
(Performance Results Through 12/31/94)

 Measurement
   Period
(Fiscal Year)    ISH       S&P    Maritime
_____________  ________  ________ _________
Measurement
Point-1989      $100.00  $100.00   $100.00
1990             102.00    96.83     64.99
1991             111.94   126.41     95.54
1992              93.77   136.25     81.52
1993              96.63   150.00    102.99
1994             102.14   151.97     98.36


The above data assumes $100 invested at the close of trading 12/89 in ISH common stock, Standard and Poors 500, and Maritime.
*Cumulative total return assumes reinvestment of dividends.

  PROPOSAL TO RATIFY THE SELECTION OF
         INDEPENDENT AUDITORS

      The  Corporation's 1994  financial
statements   were  audited   by   Arthur
Andersen  & Co.  The Board of  Directors
has  appointed Arthur Andersen & Co.  as
independent  auditors of the Corporation
for  the  fiscal  year  ending  December
31, 1995,  and   is   submitting    that
appointment  to  its  stockholders   for
ratification  at  the  annual   meeting.
Arthur Andersen & Co. has served as  the
Corporation's   auditors    since    its
inception in 1979. If the stockholders do not ratify the Board of Directors' appointment of Arthur Andersen & Co. by the affirmative vote of at least a majority of the shares of Common Stock represented at the meeting in person or by proxy, the selection of independent auditors will be reconsidered by the Board.


THE BOARD RECOMMENDS A VOTE FOR THIS
PROPOSAL.


              OTHER MATTERS

QUORUM AND VOTING OF PROXIES

      The  presence,  in  person  or  by
proxy,  of a majority of the outstanding
shares   of   Common   Stock   of    the
Corporation is necessary to constitute a
quorum.   If  a  quorum is present,  the
vote of a majority of the Common Stock present or represented will decide all questions properly brought before the meeting, except that directors will be elected by plurality vote.

      All  proxies in the form  enclosed
received by the Board of Directors  will
be   voted  as  specified  and,  in  the
absence of instructions to the contrary, will be voted for the election of the nominees named above and in favor of the proposal specified above.

      The  Board of Directors  does  not
know  of any matters to be presented  at
the   annual  meeting  other  than   the
election    of   directors    and    the
ratification   of   the   selection   of
independent auditors. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.


EFFECT  OF  ABSTENTION AND  BROKER  NON-
VOTES

      Because  directors are elected  by
plurality  vote, abstentions and  broker
non-votes  will not affect the  election
of  directors.  The aggregate number  of
votes   entitled  to  be  cast  by   all
shareholders   present  in   person   or
represented  by  proxy at  the  meeting,
whether  those shareholders vote  "for",
"against"  or abstain from voting,  will
be  counted  for purposes of determining
the  minimum number of affirmative votes
required for approval of the proposal to
ratify   the  selection  of  independent
auditors, and the total number of votes cast "for" this proposal will be counted for purposes of determining whether the proposal has passed. An abstention from voting on this proposal by a shareholder or a broker non-vote has the same legal effect as a vote "against" the proposal.

STOCKHOLDER PROPOSALS

      Any  stockholder  who  desires  to
present   a   proposal   qualified   for
inclusion in the Corporation's proxy material relating to the 1996 annual meeting must forward the proposal to the Secretary of the Corporation at the address shown on the first page of this Proxy Statement in time to arrive at the Corporation prior to November 10, 1995.



BY  ORDER  OF  THE  BOARD  OF DIRECTORS

                         GEORGE DENEGRE

                            Secretary

New Orleans, Louisiana
March 13, 1995

INTERNATIONAL SHIPHOLDING CORPORATION     PROXY
650 Poydras Street, New Orleans, Lousiana 70130
_______________________________________________
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS

    The undersigned hereby appoints Niels W.
Johnsen, Erik F. Johnsen and George Denegre, or any one or more of them, as proxies, each with the power to appoint his substitue, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of International Shipholding Corporation held of record by the undersigned on March 1, 1995 at the annual meeting shareholders to be held on April 19, 1995, or any adjournment thereof.

1.  ELECTION OF DIRECTORS
    FOR all nominees listed           WITHHOLD AUTHORITY
    below (except as marked           To vote for all
    to the contrary below)  _______   nominees listed below _______

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Niels W. Johnsen, Erik F. Johnsen, Harold S. Grehan, Jr.,
    Niels M. Johnsen, Laurance Eustis, Raymond V. O'Brien, Jr.,
    Edwin Lupberger, Edward K. Trowbridge, Erik L. Johnsen

2. Proposal to ratify the appointment of Arthur Andersen & Co., certified public accountants as the independent auditors for the Corporation for the fiscal year ending December 31, 1995.

    For _____               Against _____            Abstain _____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated____________________

                                      _________________________
                                               Signature

                                      _________________________
                                      Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.